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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 8, 2001
                        (Date of earliest event reported)



                          HARRAH'S ENTERTAINMENT, INC.
             (exact name of registrant as specified in its charter)



            DELAWARE                   1-10410                  62-1411755
  (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
      of incorporation or                                  Identification No.)
         organization)



                               ONE HARRAH'S COURT
                               LAS VEGAS, NV 89119
          (Address of Principal executive offices, including zip code)



                                 (310) 395-5700
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS



         On June 8, 2001, the registrant issued a press release pursuant to Rule 135(c) of the Securities Act of 1933 relating to the pricing of a private placement of senior notes. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

7(c) Exhibits

       99.1   Press Release of Harrah's Entertainment, Inc., dated June 8, 2001.























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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Harrah's Entertainment, Inc.



Date:  June 11, 2001                   By  /s/ BRAD L. KERBY
                                           -------------------------------------
                                           NAME:   Brad L. Kerby
                                           TITLE:  Corporate Secretary







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                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
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99.1               Text of press release, dated June 8, 2001, of the Registrant.























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